SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 4, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     1-6395                   95-2119684
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
 incorporation or organization)  File Number)


             200 Flynn Road
         Camarillo, California                              93012-8790
(Address of Principal Executive Offices)                    (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
         ------------

         The Registrant issued the press release, filed as Exhibit 99.1 hereto, on November 4, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number   Description of Document
--------------   -----------------------
99.1             Press Release of the Registrant dated November 4, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2002                           SEMTECH CORPORATON



                                                 By:/s/ David G. Franz, Jr.
                                                    ----------------------------
                                                    David G. Franz, Jr.
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number      Description of Document

99.1                Press Release of the Registrant dated November 4, 2002.